To Whom It May Concern:

Unless specifically stated, data referred to in statements citing the scientific literature in this document were not commissioned by Natcore or any of its acquired companies. All references to publications, reports and prior art are provided as independent proof of the scientific soundness and heritage of Natcore’s technology. In some instances the referred to publication(s) may be several years old. Nonetheless they still represent “good science”.

Natcore uses such sources for the following reasons: 1) to assure interested parties that the technology has potential commercial value; 2) to demonstrate that Natcore’s approach to develop a given technology has merit; and 3) to show that Natcore’s development efforts will be effective at overcoming known barriers to commercialization in a cost effective manner.

Technologies to which the above applies include black silicon; single junction quantum dot solar cells; quantum dot tandem solar cells; selective emitters for silicon solar cells; and thin film solar cells with carbon nanotube structures incorporated therein. Natcore’s black silicon is nearing readiness for implementation in today’s high speed commercial solar cell production lines. Single junction quantum dot solar cells have been demonstrated in research laboratories elsewhere in the past year at efficiencies approaching 10%. All-quantum dot tandem solar cells have been shown to be theoretically possible but have not yet been demonstrated by any laboratory anywhere. Selective emitters have been demonstrated at commercial silicon solar cell production line processing speeds but are not yet cost effective to implement. Thin film solar cells without efficiency enhancing nanostructures are commercial products but manufacturing costs are still too high and performance still too low compared to silicon solar panels.

Sincerely,

Dr. Dennis Flood